Exhibit 99.1

GLUCOTRACK TO PRESENT AT TECHBIO SHOWCASE™ 2025

Presentation to feature an update on the Company’s novel continuous blood glucose monitor for patients with diabetes

Rutherford, NJ, January 7, 2025 (GLOBE NEWSWIRE) — Glucotrack, Inc. (Nasdaq: GCTK) (“Glucotrack” or the “Company”), a medical technology company focused on the design, development, and commercialization of novel technologies for people with diabetes, today announced that it is presenting at TechBio Showcase, part of Biotech Showcase™ 2025. Paul V. Goode, President and Chief Executive Officer, will give a corporate update on the Company’s Continuous Blood Glucose Monitor (CBGM).

Date: Tuesday, January 14

Time: 9:30am PT

Track: Yosemite C (Ballroom Level)

TechBio Showcase, as part of Biotech Showcase, is produced by Demy-Colton and EBD Group, and is an investor conference focused on driving advances in therapeutic development by providing a sophisticated networking platform for executives and investors that fosters broad geographical investment and partnership opportunities. The conference takes place each year during the course of one of the industry’s largest gatherings and busiest weeks. Register now to meet one-to-one: biotechshowcase.com.

For more information about Glucotrack’s CBGM, visit glucotrack.com. Information on the Company’s website does not constitute a part of and is not incorporated by reference into this press release.

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About TechBio SHOWCASE

TechBio Showcase is part of Biotech Showcase, which is an investor and networking conference devoted to providing private and public biotechnology and life sciences companies with an opportunity to present to, and meet with, investors and pharmaceutical executives in one place. Investors and biopharmaceutical executives from around the world gather at Biotech Showcase during this bellwether week which sets the tone for the coming year. Now in its 17th year, Biotech Showcase is a well-established, highly respected conference featuring multiple tracks of presenting companies, plenary sessions, workshops, networking, and an opportunity to schedule one-to-one meetings. Biotech Showcase is produced by Demy-Colton and EBD Group. Both organizations have a long history of producing high-quality programs that support the biotechnology and broader life sciences industry.

About Glucotrack, Inc.

Glucotrack, Inc. (NASDAQ: GCTK) is focused on the design, development, and commercialization of novel technologies for people with diabetes. The Company is currently developing a long-term implantable continuous blood glucose monitoring system for people living with diabetes.

Glucotrack’s CBGM is a long-term, implantable system that continually measures blood glucose levels with a sensor longevity of 3 years, no on-body wearable component and with minimal calibration. For more information, please visit http://www.glucotrack.com.

Forward-Looking Statements

This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements contained in this news release that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “believe”, “expect”, “plan” and “will” are intended to identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, management. These statements relate only to events as of the date on which the statements are made, and Glucotrack undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. All of the forward-looking statements made in this press release are qualified by these cautionary statements, and there can be no assurance that the actual results anticipated by Glucotrack will be realized or, even if substantially realized, that they will have the expected consequences to or effects on us or our business or operations. Readers are cautioned that certain important factors may affect Glucotrack’s actual results and could cause such results to differ materially from any forward-looking statements that may be made in this news release. Factors that may affect Glucotrack’s results include, but are not limited to, the ability of Glucotrack to raise additional capital to finance its operations (whether through public or private equity offerings, debt financings, strategic collaborations or otherwise); risks relating to the receipt (and timing) of regulatory approvals (including U.S. Food and Drug Administration approval); risks relating to enrollment of patients in, and the conduct of, clinical trials; risks relating to Glucotrack’s future distribution agreements; risks relating to its ability to hire and retain qualified personnel, including sales and distribution personnel; and the additional risk factors described in Glucotrack’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2023 as filed with the SEC on March 28, 2024.

Contacts:

Investor Relations:

investors@glucotrack.com

Lisa Wilson

In-Site Communications

T: 917-543-9932

E: lwilson@insitecony.com

Media:

GlucotrackPR@icrinc.com